Exhibit 25.02

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FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)          ☐
___________________________

THE BANK OF NEW YORK TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

(State of incorporation if not a U.S. national bank)	95-3571558 (I.R.S. employer identification no.)
700 S. Flower Street 2nd Floor Los Angeles, California (Address of principal executive offices)	90017-4104 (Zip Code)
___________________________

The Bank of New York Trust Company, N.A.
100 Ashford Center North, Suite 520
Atlanta, GA 30338
Attn: Thomas E. Clower
(770) 698-5144
(Name, address, and telephone number of agent for service)
___________________________
SOUTH CAROLINA ELECTRIC & GAS COMPANY
(Exact name of obligor as specified in its charter)

South Carolina (State or other jurisdiction of incorporation or organization)	57-0248695 (I.R.S. employer identification no.)
1426 Main Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip code)
___________________________

First Mortgage Bonds

(Title of the indenture securities)

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 1.           General information.  Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, D.C. 20219
Federal Reserve Bank	Atlanta, GA 30309
Federal Deposit Insurance Corporation	Washington, D.C. 20429
(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

2.	A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

3.	A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

4.	A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

6.	The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

 SIGNATURE

Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Atlanta, and State of Georgia, on the 3rd day of August, 2007.

THE BANK OF NEW YORK TRUST COMPANY, N.A.
By:	/s/ Thomas E. Clower
Name: Thomas E. Clower
Title: Vice President